Supplemental Services Agreement

         This Supplemental Services Agreement (the "Agreement") is made and entered into by and between Colmena Corp., a publicly held Delaware corporation with a classes of equity securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and currently trading on the over the counter bulletin board operated by but not a part of NASDAQ (the "Client"); and, The Yankee Companies, Inc., a Florida corporation ("Yankees"; the Client and Yankees being hereinafter collectively referred to as the "Parties" and generically as a "Party").

                                   Preamble :

         WHEREAS, the Parties entered into a consulting agreement on or about November 24, 1998 (the "Consulting Agreement"), pursuant to which Yankees has provided substantial services to the Client, but the Client has been unable to meet its obligations to cooperate in matters material to the Client's operations and compliance with its obligations under the Exchange Act due to inadequate personnel resources, and has requested that Yankees arrange for one of its independent contractor associates (the "Associate") to assist the Client to complete its audits for fiscal years ended September 30, 1998 (the "1998 Audit") and 1999 (the "1999 Audit"), and to prepare and file delinquent reports required under Sections 13(d) or 15 of the Exchange Act, by assisting and the gathering, organization and distribution of information required therefor (the "10-KSB Project"); and

         WHEREAS, Yankees has an independent consulting agreement with a person willing and capable of performing such services and will make arrangements therefor, provided that the Client agrees to make all required payments associated therewith, as hereinafter set forth; and

         WHEREAS, the Client finds the proposed terms fair and has urged Yankees to expedite such arrangement, using proceeds from exercise of options granted to Yankees under the Consulting Agreement (the "Original Option"); and

         WHEREAS, Yankees is willing to advance such proceeds, provided that the Client agrees that the time for determining the quantity of shares of the Client's common stock subject to the Original Option's 51% provisions not be effected thereby, and instead, that such calculation be deferrable, at Yankees' option, until the latter of complete exercise of the Original Option or the 100th day following the date on which the Client becomes current in all of its reporting obligations under the Exchange Act; and

         WHEREAS, the Client finds such proposed amendment to the provisions of the Original Option reasonable, in its best interests, in the best interests of its stockholders and pursuant to the terms of this Agreement, accepts such proposal and so modifies the Original Option:

         NOW, THEREFORE, in consideration for Yankees's agreement to arrange for the hereinafter described services as well as to prematurely exercise a portion of the Original Option and of the sum of TEN ($10) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

1.       Description of Services

(A) The Client hereby supplementally retains Yankees to assist the Client to complete its 1998 Audit and its 1999 Audit, and to prepare and file delinquent reports required under Sections 13(d) or 15 of the Exchange Act, by assisting and the gathering, organization and distribution of information required therefor (the "10-KSB Project"), by making available the services of Bell Entertainment, Inc., a Florida corporation under contract to Yankees (the "Associate") to the Client for the purposes hereinbefore described (the "Supplemental Services").

(B) The Client acknowledges that the Associate owes Yankees' a duty of loyalty that supersedes any duties to the Client, but Yankees hereby represents that, except in the event of a conflict of interest involving Yankees or its affiliates, the Associate will also be deemed a fiduciary of the Client, owing it a duty of loyalty inferior only to that owed to Yankees and under applicable obligations imposed by law.

(C) In order to enable the Associate to perform the assignment undertaken hereby, the Client hereby appoints the Associate its Agent, with full power of substitution, to make demands for documents and information of all kinds required in conjunction with the Supplemental Services in the name of the Client, as if the Client, pursuant to duly authorized corporate authority, had itself made such demands, and to file any law suits or regulatory complaints required in the Associates' reasonable exercise of discretion, to accomplish the Supplemental Services expeditiously.

(D) The Client hereby acknowledges that, although Yankees will, pursuant to the terms of the Consulting Agreement, take reasonable steps to monitor the Associate in the performance of the Supplemental Services, the Client has agreed, as a material inducement to Yankees entry into this Agreement, that neither Yankees nor any affiliate thereof other than the Associate shall have any liability, directly, indirectly or incidently, to the Client or anyone claiming through the Client or other wise, based on the Associates performance or failure to perform its obligations under this Agreement.

2.       Compensation & Reimbursement

         The Client hereby agrees to pay for the services and undertakings described in this Agreement, as follows:

(A) Compensation to Yankees under this Agreement shall be in addition to all other compensation due to Yankees from the Client under any other agreement or understanding.

(B) In consideration for Yankees agreement to prematurely exercise a portion of the Original Option, as required to make the cash portion of the compensation to be paid by the Client for the benefit of the Associate under this Agreement, the Client hereby amends the Consulting Agreement and the Original Option, by extending the time for determining the quantity of shares of the Client's common stock subject to the Original Option's 51% provisions, at Yankees' option, until the latter of complete exercise of the Original Option or the 100th day following the date on which the Client becomes current in all of its reporting obligations under the Exchange Act.

(C) The Client hereby agrees to use proceeds obtained from exercise of the Original Option and shares of its authorized but heretofore unissued common stock, to make the following payments directly to the Associate in consideration for its assistance in completing the Client's 1998 Audit, Yankees having represented that it is not directly or indirectly receiving any portion thereof:

         (1)      $2,500 payable on execution of this Agreement; plus

         (2) $2,500 plus 200,000 shares of the Client's common stock (the "Stock Compensation") issued in reliance on the exemptions from registration under applicable state and federal securities laws provided by Section 4(2) of the Securities Act and Section 517.061(11) of the Florida Securities and Investor Protection Act (the "Florida Act"), upon filing the Client's report on Form 10-KSB for the year ended September 30, 1998, including audited financial statements prepared as required by generally accepted accounting principals, consistently applied ("GAAP"), with the Commission;

(D) In conjunction with the Stock Compensation, Yankees hereby confirms that the Associate has represented and warranted in writing, in the Associates agreement with Yankees, that:

         (1) The Associate is familiar with federal and state securities laws applicable to transactions in securities;

         (2) The Stock Compensation will be issued without registration under the provisions of Section 5 of the Securities Act or the securities regulatory laws and regulations of the State of Florida (the "Florida Act") or the Associate's state of domicile, if other than Florida at such time (the "Applicable Blue Sky Law"), pursuant to exemptions provided pursuant to
                  Section 4(6) of the Act and comparable provisions of the Florida Act or the securities laws of Associate's state of domicile;

         (3) The Associate shall be responsible for preparing and filing any reports concerning the subject transaction with the Commission and with the securities regulatory authorities of the Associate's state of domicile, and payment of any required filing fees (none being expected);

         (4) All of the certificates for the Stock Compensation will bear legends restricting their transfer, sale, conveyance or hypothecation unless the shares comprising the Stock Compensation are either registered under the provisions of
                  Section 5 of the Act and under the Applicable Blue Sky Law, or an opinion of legal counsel, in form and sub stance satisfactory to legal counsel to the Client is provided to the Client's legal counsel to the effect that such registration is not required as a result of applicable exemptions therefrom;

         (5) The Client's transfer agent will be instructed not to transfer any of the shares comprising the Stock Compensation unless its legal counsel advises it that such transfer is in compliance with all applicable laws;

         (6) The Associate will be acquiring the shares comprising the Stock Compensation for the Associate's own account, for investment purposes only, and not with a view to further sale or distribution; and

         (7) The Associate or the Associate's advisors will have examined the Client's books and records and questioned its officers and directors as to such matters involving the Client as they deem appropriate, prior to accepting any shares comprising the Stock Compensation and making any payments, including, without limitation, the provision of services, involved.

(E)     (1)       Upon  completion  of  the  1998  Audit,   the   Parties   will
                  mutually  determine  appropriate  compensation  for assistance with the 1999  Audit,  and  whether  the  Associate  should be retained to provide services in conjunction therewith,  and if they reach an agreement with reference  thereto,  shall either amend this  Agreement  as  required  to reflect  such  further
                  supplemental   agreement,   or  prepare  a  new   supplemental
                  agreement pertaining specifically thereto.

         (2) If no such agreement is reached within 30 days after completion of the 1998 Audit, then either Party may deem this Agreement as having been completed, whereupon the Client shall be free to make alternative arrangements, and Yankees shall retain all benefits applicable to it reflected in this Agreement.

(F)      (1)      In  addition  to  the  payments  set forth  above,  the Client will be responsible for payment of all costs and disbursements associated with the Associates' services either:

                  (a) Reflected in an operating budget approved by the Client; or

                  (b) Approved in writing by the Client; provided, however, that the refusal by the Client to approve expenditures required for the proper performance of the Associates' services will excuse performance of such services.

         (2) All of Yankees's statements will be paid within 10 days after receipt.

         (3) In the event additional time for payment is required, Yankees will have the option of selling the account receivable and the Client agrees to pay interest thereon at the monthly rate of 1%.

         (4) In the event collection activities are required, the Client agrees to pay all of Yankees's out of pocket costs associated therewith.

         (5) There will be no change or waiver of the provisions contained herein, unless such charge is in writing and signed by the Client and Yankees.

(G) By acceptance of the compensation under this Agreement, whether tendered by Yankees or by the Client, the Associate shall be irrevocably deemed to have agreed to be bound by its commitments, as reflected in this Agreement, despite the fact that it is not a party hereto.

3.       The Associates' Commitments to Yankees for the Benefit of the Client

         Yankees hereby represents that, pursuant to the terms of its agreement with the Associate, in rendering its services to clients of Yankees, the Associate has agreed that it:

(A) Will not disclose to any third party any confidential non-public information furnished by the Client or otherwise obtained by it with respect to the Client.

(B) Will not release any information or data about the Client to any selected or limited person(s), entity, or group if it is aware that such information or data has not been generally released or promulgated.

(C) Will restrict or cease, as directed by the Client, all efforts on behalf of the Client, including all dissemination of information regarding the Client, immediately upon receipt of in structions (in writing by fax or letter) to that effect from the Client.

4.       The Client's Commitments to Yankees and the Associate

         The Client hereby irrevocably covenants and agrees, for the benefit of Yankees and of the Associate, which shall be deemed a third party beneficiary of this Agreement, that:

(A).     (1)      All work performed by  the  Associate for the Client requiring legal review will be submitted for approval by the Client to the Client's legal counsel prior to its use.

         (2) Final drafts of any matters prepared for use by the Associate in conjunction with the provision of the Services will be reviewed by the Client and, if legally required, by the Client's legal counsel, to assure that:

                  (a)      All required information has been provided;

                  (b)      All materials are presented accurately; and,

                  (c) That no materials required to render information provided "not misleading" are omitted.

         (2) Only after such review and approval by the Client and, if required, the Client's legal counsel, will any documents be filed with regulatory agencies or provided to thereto or to third parties.

         (3)      (a)      Financial  data  will  be   reviewed  by  Weinberg  &
                           Company,  competent,  independent,  certified  public
                           accountants separately retained by the Client who are
                           members of the American Institute of Certified Public
                           Accountants' Securities Practice Section and who have
                           successfully  undergone   peer  review  as   required
                           thereby.

                  (b) Such accountants will be required to review and approve all financially related filings, prior to release to any third parties or submission to the appropriate regulatory authorities.

(B)      (1)      The  Client  shall  supply  the   Associate  on  a regular and
                  timely basis with all approved data and information about the Client, its management, its products, and its operations and the Client shall be responsible for advising the Associate of any fact which would affect the accuracy of any prior data and information supplied to the Associate.

         (2) The Client shall use its best efforts to promptly supply the Associate with full and complete copies of all proposed filings with all federal and state securities agencies; with full and complete copies of all proposed shareholder reports and communications whether or not prepared with the Associate's assistance, with all data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community; and with all product/services brochures, sales materials, etc.

         (3) The Client shall promptly notify the Associate of the filing of any registration statement for the sale of securities and/or of any other event which triggers any restrictions on publicity (none being contemplated).

         (4) The Client shall be deemed to make a continuing representation of the accuracy of any and all material facts, material, information, and data which it supplies to the Associate and the Client acknowledges its awareness that the Associate will rely on such continuing representation in performing its functions under this Agreement.

         (5) The Associate, in the absence of notice in writing from the Client, may rely on the continuing accuracy of material, information and data supplied by the Client.

5.       Term & Earlier Termination

(A) This Agreement shall be for an initial term of 365 days, commencing on the date of its complete execution by all Parties, as evinced in the execution page hereof (the "Initial Term"), subject to accelerated termination at such time as all of the Client's delinquent reports under the Exchange Act have been properly filed with the Commission.

(B) This Agreement may be terminated by Yankees at any time, without deprivation of any benefits granted hereunder, including those pertaining to amendment of the Original Option, if it determines that either the Client or the Associate are failing to comply with applicable legal requirements.

(C) The Associate's obligations under this Agreement may be terminated by it at any time, subject to forfeiture of all rights to compensation not already paid hereunder, if it determines that the Client is refusing to take reasonable steps to comply with applicable legal requirements.

(D) The Client's obligations under this Agreement may be terminated by it at any time, subject to returning to Yankees all proceeds allocated to the Associate's compensation not already paid hereunder, if it determines that the Associate Client is refusing to take reasonable steps to comply with applicable legal requirements or materially failing to comply with its obligations hereunder, provided that the Associate shall be entitled to retain all compensation theretofore paid to it for its services hereunder, and that the Client shall forfeit all rights to recoupment thereof from any source whatsoever.

(E) Upon termination of this Agreement and payment to the Associate of all amounts due it hereunder, the Associate or its representative shall execute and deliver to the Client a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the Client all records, manuals and written procedures, as may be desired by the Client for the continued conduct of its business; and

(F) The Client or its representative shall execute and deliver to the Associate a receipt for all materials returned and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the Associate all records, manuals and written procedures, as may be desired by the Associate for the continued conduct of its business.

6.       The Associate' Confidentiality & Competition Covenants

6.1      General Provisions.

(A) The Associate acknowledges that, in and as a result of its entry into this Agreement, it may become privy to confidential information of special and unique nature and value relating to such matters as the Client's secrets, systems, procedures, manuals, confidential and reports; consequently, as material inducement to the entry into this Agreement by the Parties, the Associate shall, if it accepts any compensation hereunder, be irrevocably deemed to have covenanted and agreed that it will not, except as required by law, at anytime during the term of this Agreement, any renewals thereof and for two years following the terms of this Agree ment, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its entry into this Agreement or provision of services hereunder.

(B) In the event of a breach or threatened breach by the Associate of any of the provisions of this Section 6, the Parties, in addition to and not in limitation of any other rights, remedies or damages available to them, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Associate, or by its partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

6.2      Special Remedies.

         In view of the irreparable harm and damage which would undoubtedly occur to the Parties as a result of a breach by the Associate of the covenants or agreements contained in this Section 6, and in view of the lack of an adequate remedy at law to protect the Parties' interests, the Associate hereby covenants and agrees that the Parties shall have the following additional rights and remedies in the event of a breach hereof:

(A) The Associate hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this
         Section 6; and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Parties may sustain prior to the effective enforcement of such injunction, the Associate hereby covenants and agrees to pay over to the Parties, in the event it violates the covenants and agreements contained in this Section 6, any payment or compensation of any kind received by it because of such violation before the issuance of such injunction.

6.3      Cumulative Remedies.

         The Associate hereby irrevocably agrees that the remedies described in this Section 6 shall be in addition to, and not in limitation of, any of the rights or remedies to which the Parties are or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

6.4      Acknowledgment of Reasonableness.

(A) The Associate hereby represents, warrants and acknowledges that its members or officers and directors have carefully read and considered the provisions of this Section 6 and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Parties, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Associate hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Associate hereby covenants and agrees that if so modified, the covenants contained in this Section 6 shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, the Associate hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

6.5      Exclusivity.

         The Associate shall not be required to devote all of its business time to the affairs of the Client, rather it shall devote such time as it is reasonably necessary in light of its other business commitments.

7.       Miscellaneous

7.1      Notices.

         All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

To Yankees:

                           The Yankee Companies, Inc.
            902 Clint Moore Road, Suite 136; Boca Raton, Florida 3418
                  Telephone (561) 998-2025; Fax (561) 998-3425
                   Attention: Leonard Miles Tucker, President

                                       and

                           The Yankee Companies, Inc.
                1941 Southeast 51st Terrace; Ocala, Florida 34471
                  Telephone (352) 694-9179; Fax (352) 694-9178
           Attention: Vanessa H. Mitchem, Chief Administrative Officer

To the Client:

                                  Colmena Corp.

                 902 Clint Moore Road, Suite 316-D; Boca Raton,
                   Florida 33487 Telephone (561) 226-2504; Fax
                  (561) 998-3425 or at such address, telephone
                                 and fax numbers

               as are reflected on the SEC's EDGAR Internet site;

                                       and

                                  Colmena Corp.

           3896 North Federal Highway; Lighthouse Point; Florida 33064
                  Telephone (954) 941-2280; Fax (954) 941-2013
        Attention: Anthony Q. Joffe, President & Chief Executive Officer

To the Associate:

                            Bell Entertainment, Inc.;
 Town Executive Center; 6100 Glades Road, Suite 314; Boca Raton, Florida 33434;
                      Attention: Elliot Bellen, President;
      Telephone (561) 487-5765; Fax (561) 487-5766; e-mail exprod@aol.com.


in each case, with copies to such other address or to such other persons as any Party shall designate to the others for such purposes in the manner hereinabove set forth.

7.2      Amendment.

         No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by Parties.

7.3      Merger.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

7.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

7.5      Severability.

         If any provision or any portion of any provision of this Agreement, other than a conditions precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

7.6      Governing Law and Venue.

         This Agreement shall be construed in accordance with the laws of the State of Delaware (both substantive and procedural, other than choice of law provisions) but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

7.7      Dispute Resolution in lieu of Litigation.

(A) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be ex clusively resolved through the following procedures:

         (1) (a) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida to be selected by lot from six alternatives to be provided, two by Yankees, two by the Associate and two by the Client.

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



                  (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida, to be selected by lot, from six alternatives to be provided, in the manner set forth above for selection of a mediator;

         (3)      (A)      Expenses  of   mediation   shall   be   borne  by the
                           Parties equally if successful but if unsuccessful, expenses of mediation and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (B) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved and by the Associate, if it is involved.

(B) Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

(C) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

7.8      Benefit of Agreement.

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, jointly and severally, their successors, assigns, personal representatives, estate, heirs and legatees.

7.9      Captions.

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

7.10     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

7.11     Further Assurances.

         The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds,assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

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7.12     Status.

(A) Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, except with respect to the limited agency created by the Client e Associate for purposes of collecting the documents and information required for it to perform its obligations under this Agreement, as heretofore specifically set forth.

(B) Throughout the term of this Agreement, the Associate shall serve an independent contractor, as that term is defined by the United States Internal Revenue Service, and in conjunction therewith, shall be responsible for all of his own tax reporting and payment obligations.

(C) In amplification of the foregoing, the Associate shall, subject to reasonable reimbursement on a pre-approved budgetary basis, be responsible for providing its own office facilities and supporting personnel.

7.13     Counterparts.

(A) This Agreement may be executed in any number of counterparts delivered through facsimile transmission.

(B)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

7.14     License.

(A)      (1)      This Agreement is the property of Yankees.

         (2) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

         (3)      This  Agreement  shall not be construed  more  stringently  or
                  interpreted   less   favorably   against   Yankees'  based  on
                  authorship.

(B) The Client and the Associate (by acceptance of compensation hereunder) shall be deemed to have hereby acknowledged that Yankees is not a law firm and has not provided them with any advice, legal or otherwise, in conjunction with this Agreement, but rather, has suggested that they rely solely on their own experience and advisors in evaluating or interpreting this Agreement.

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


         In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence

                                                                   Colmena Corp.

----------------------------

____________________________                           By:  /s/ Anthony Q. Joffe
                                                     Anthony Q. Joffe, President

Dated:  October 15, 1999
                                           Attest:  /s/ Vanessa H. Lindsey
                                                   Vanessa H. Lindsey, Secretary

                                                      The Yankee Companies, Inc.

----------------------------

____________________________               By:      /s/ Leonard Tucker
                                                 Leonard Miles Tucker, President

Dated:  October 5, 1999
                                          Attest:  /s/ William A. Calvo, III
                                                William A. Calvo, III, Secretary

         On behalf of the Associate, as its duly elected and serving president and pursuant to currently valid corporate authorization, I hereby acknowledge receipt of a duly executed copy of this Agreement and acknowledge that by accepting compensation hereunder, the Associate (as defined in the Agreement) shall be bound by the terms thereof.

                                                        Bell Entertainment, Inc.

----------------------------

____________________________             By       /s/ Elliot Bellen
                                                        Elliot Bellen, President

Dated:  October 21, 1999
                                          Attest: /s/ Elliot Bellen
                                                     Elliot Bellen, Secretary

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